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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): July 1, 2004


                CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 2004, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2004-12, Mortgage Pass-Through Certificates, Series 2004-12).


                                  CWMBS, INC.
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            (Exact name of registrant as specified in its charter)


             Delaware                  333-109248             95-4449516
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  (State of Other Jurisdiction        (Commission          (I.R.S. Employer
         of Incorporation)            File Number)        Identification No.)



                    4500 Park Granada
                  Calabasas, California                         91302
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                  (Address of Principal                       (Zip Code)
                    Executive Offices)



       Registrant's telephone number, including area code (818) 225-3240
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Item 5.    Other Events.
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Filing of Computational Materials
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     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2004-12, BEAR, STEARNS & CO. INC. ("BEAR, STEARNS"), as the Underwriter of the Underwritten Certificates, has prepared certain materials (the "BEAR, STEARNS Computational Materials") for distribution to its potential investors. Although the Company provided BEAR, STEARNS with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the BEAR, STEARNS Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The BEAR, STEARNS Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated July 1, 2004.


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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated April 23, 2004 and the prospectus supplement dated June 29, 2004, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2004-12.

Item 7.   Financial Statements, Pro Forma Financial
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          Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

  99.1     BEAR, STEARNS Computational Materials filed on Form SE dated July 1,
           2004

                                  Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CWMBS, INC.




                                                  By: /s/ Darren Bigby
                                                      -----------------------
                                                  Darren Bigby
                                                  Vice President


Dated:  July 1, 2004

                                 Exhibit Index
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Exhibit                                                                 Page
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99.1      BEAR, STEARNS Computational Materials filed on Form SE
          dated July 1, 2004.                                              6

                                 EXHIBIT 99.1
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  BEAR, STEARNS Computational Materials filed on Form SE dated July 1, 2004.